Exhibit 99.1

Deloitte & Touche LLP 3 Second Street Suite 301 Harborside Plaza 10 Jersey City, NJ 07302 USA Tel: +1 212 937 8202 www.deloitte.com

Imprint Payments, Inc.
28 Liberty Street, Suite 5902
New York, New York 10005

Independent Accountants’ Report
on Applying Agreed-Upon Procedures

We have performed the procedures described below, related to certain information with respect to a portfolio of revolving credit card accounts in connection with the proposed offering of Imprint Payments Credit Card Master Trust, Series 2026-A Asset-Backed Notes. Imprint Payments, Inc, (the “Company”) is responsible for the information provided to us, including the information set forth in the Statistical Data File (as defined herein).

The Company has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information set forth in the Statistical Data File. Additionally, Mizuho Securities USA LLC (together with the Company, the “Specified Parties”) has agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes.  This report may not be suitable for any other purpose.  The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes.  Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On December 12, 2025, representatives of the Company provided us a credit card receivable listing with respect to 747,606 credit card receivable accounts (the “Credit Card Receivable Listing”).  At the Company’s instruction, we randomly selected 150 credit card receivable accounts from the Credit Card Receivable Listing (the “Sample Accounts”).

Further, on December 16, 2025, representatives of the Company provided us a computer-generated data file and related record layout containing data, as represented to us by the Company, as of the close of business November 30, 2025, with respect to each of the 747,606 credit card accounts set forth on the Credit Card Receivable Listing (the “Statistical Data File”).

At the Company’s instruction, we performed certain comparisons and recomputations for each of the Sample Accounts relating to the credit card account characteristics (the “Characteristics”) set forth on the Statistical Data File and indicated below.

Characteristics
1. 2. 3.	Account number (for informational purpose only) Open date State of residence	4. 5. 6.	Annual percentage rate Credit limit amount Original credit score

We compared Characteristics 2. through 6. to the corresponding information set forth on an electronic account file, prepared, created and delivered by the Company on December 23, 2025, from the servicer system, as of the close of business November 30, 2025 (the “Servicer System File”).

Member of Deloitte Touche Tohmatsu Limited

The credit card documents described above used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Account Documents.”  We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Account Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein.   In addition, we make no representations as to whether the Account Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Accounts.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Data File were found to be in agreement with the above-mentioned Account Documents.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the credit card accounts underlying the Statistical Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the credit card accounts or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above.  We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the Statistical Data File.  Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of the Company and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA.  Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

January 19, 2026